                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:   February 10, 1996                             /s/ JOSEPH F. ALIBRANDI
                                                       -------------------------
                                                           Joseph F. Alibrandi
                                                           Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 9, 1996                                   /s/ DARYL J. CARTER
                                                           --------------------
                                                              Daryl J. Carter
                                                              Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 13, 1996                                  /s/ CHRISTINE GARVEY
                                                           --------------------
                                                             Christine Garvey
                                                             Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 6, 1996                                   /s/ NELSON C. RISING
                                                           --------------------
                                                             Nelson C. Rising
                                                             Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 8, 1996                                   /s/ JOSPEH R. SEIGER
                                                           --------------------
                                                             Joseph R. Seiger
                                                             Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 9, 1996                               /s/ JACQUELINE R. SLATER
                                                       ------------------------
                                                         Jacqueline R. Slater
                                                         Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 9, 1996                                /s/ THOMAS M. STEINBERG
                                                        -----------------------
                                                          Thomas M. Steinberg
                                                          Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 9, 1996                                   /s/ TOM C. STICKEL
                                                           --------------------
                                                              Tom C. Stickel
                                                              Director

                               POWER OF ATTORNEY

        The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and David M. Perna, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Registration Statement on Form S-8 (the "Registration Statement") of Catellus Development Corporation (the "Company") relating to the registration of the Company's common stock, par value $.01 per share, to be issued pursuant to the Company's 1995 Stock Option Plan, and to file such Registration Statement, together with exhibits thereto, and any post-effective amendment to the Registration Statement and other documents in connection therewith, with the Securities and Exchange Commission.


Dated:  February 12, 1996                                 /s/ BEVERLY B. THOMAS
                                                          ---------------------
                                                            Beverly B. Thomas
                                                            Director